Stock-Based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
9.	Stock-Based Compensation

In December 2014, the Board of Directors and stockholders adopted the Pieris Plan, which became effective upon closing of the Acquisition. The Pieris Plan is intended to encourage ownership of common stock by the Company´s employees and directors and certain of their consultants, including employees of Pieris AG, in order to attract and retain such people, to induce them to work for the benefit of the Company and to provide additional incentive for them to promote the Company´s success. The Pieris Plan reserves 3,200,000 shares of the Company´s common stock for issuance. In addition the Pieris Plan provides for an “evergreen” provision whereby the number of shares of the Company´s common stock reserved for issuance under the Pieris Plan shall be automatically increased on January 1 of each of year commencing in fiscal 2016 by the lesser of (i) 1,000,000 shares, (ii) 4% of the number of shares of the Company´s common stock outstanding on such date, and (iii) such other amount determined by the Compensation committee of the Board of Directors. As of December 31, 2014, options to purchase 1,430,000 shares of the Company’s common stock have been granted under the Pieris Plan to its executive officers and directors, and options to purchase 1,089,500 shares have been granted under the Pieris Plan to other employees and consultants. Expenses to consultants totaled $131,984 and are recognized in general and administrative expense. As a result of such grants, 680,500 shares of the Company’s common stock remain available for future issuances under the Pieris Plan.

Stock options granted under the Pieris Plan may be either incentive stock options (“ISOs”), or nonqualified stock options. The Board of Directors determines who will receive options, the vesting periods (which are generally three years) and the exercise prices. Options have a maximum term of ten years. The exercise price of stock options granted under the Pieris Plan must be at least equal to the fair market value of the common stock on the date of grant. Total stock-based compensation expense, related to all share-based awards under the Pieris Plan to executive officers, directors, employees and consultants recognized during the year ended 2014, was comprised of the following:

December 31, 2014
Research and Development	$7,623
General and administrative	563,759

Total stock-option expense	$571,382

The fair value of option grants was estimated using the Black-Scholes model. The following table describes the weighted-average assumptions used for calculating the value of options granted for the year ended December 31, 2014:

2014
Dividend yield	0.0%
Expected volatility	74.66%
Weighted average risk-free interest rate	1.77%
Expected term	5.6-5.8 years

A summary of the Company’s stock option activity and related information is as follows:

	Number of shares	Weighted- Average Exercise Price	Weighted- Average Contractual Life
Outstanding at December 31, 2013	—	$—	—
Options granted	2,519,500	$2.00	5.6-5.8 years
Options exercised	—	—	—
Options canceled or expired	—	—	—
Outstanding at December 31, 2014	2,519,500	$2.00	5.6-5.8 years
Vested or expected to vest at December 31, 2014	423,750	$2.00	—
Exercisable at December 31, 2014	—	$—	—

The weighted-average grant date fair value for awards granted during the year ended December 31, 2014 was $3,248,413. There were no options exercised during the years ended December 31, 2014 and 2013. The total fair value of shares vested in the year ended December 31, 2014 was approximately $543,926. No shares were vested in the year ended December 31, 2013.

The unrecognized share-based compensation expense related to employee stock option awards at December 31, 2014, is $2,588,411, which will be recognized over a weighted-average service period of 3 years.